UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 18, 2011

DynaVox Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34716	27-1507281
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2100 Wharton Street, Suite 400, Pittsburgh, PA 15203

(Address of Principal Executive Offices) (Zip Code)

(412) 381-4883

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 18, 2011, plaintiffs voluntarily dismissed without prejudice a purported class action lawsuit filed in the United States District Court for the Western District of Pennsylvania against DynaVox Inc., two of the company’s officers, Edward L. Donnelly, Jr. and Kenneth D. Misch, and two of the underwriters of the company’s April 2010 initial public offering.  The Notice of Voluntary Dismissal states that the lead plaintiff has determined not to proceed with this action and has not received any compensation or payments of any kind from the defendants.  The purported class action lawsuit, which was filed by plaintiffs on October 14, 2010, had sought unspecified damages on behalf of a putative class of persons who purchased Class A common stock of DynaVox Inc. pursuant to the company’s prospectus dated April 21, 2010, filed with the SEC in accordance with Rule 424(b) of the Securities Act on April 23, 2010.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVOX INC.

	By:	/s/ Marcy Smorey-Giger
		Name:	Marcy Smorey-Giger
		Title:	Chief Legal Officer

Date: February 23, 2011